                           Oppenheimer Growth Fund
                    Supplement dated March 31, 2003 to the
 Statement of Additional Information dated October 23, 2002 revised February
                                   12, 2003

The Statement of Additional Information is changed as follows:

1.    The section  captioned  "Board of Trustees and Oversight  Committees" on page 23 is amended as follows:

    a. The second  sentence  of the  second  paragraph  under that  caption is revised to read:

          "The  members of the Audit  Committee  are Kenneth A.  Randall
          (Chairman) and Edward Reagan."

   b. The first sentence of the third  paragraph under that caption is revised to read:

         "The members of the Study  Committee are Robert G. Galli  (Chairman),
         Elizabeth Moynihan and Joel Motley."

2.    Effective  March 31, 2003, Mr. Benjamin  Lipstein  retired as a Trustee.
   Therefore,  the Statement of Additional  Information is revised by deleting the biography for Mr. Lipstein on page 25.

3.    In the  Trustee  compensation  table on pages  29 and 30,  the  title of
   "Chairman" is added after Mr.  Yeutter's  name. In addition,  the following footnote is added following Mr. Lipstein's name:

7.    Effective January 1, 2003,  Clayton Yeutter became Chairman of the Board of  Trustees/Directors  of the Board I Funds upon the
               retirement  of Leon Levy.  Effective  March 31, 2003,
               Mr. Lipstein retired as a Trustee.

March 31, 2003                                              PX0270.009